UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 29, 2010

OVERTURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-33924	98-0576724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited Ugland House Grand Cayman, Cayman Islands	KY1-1104
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 736-1376

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Information.

The Company announced on January 29, 2010 that a majority of shareholders voted in favor of its proposed business combination with Jefferson National Financial Corp., however, the percentage of no voters requesting redemption of their ordinary shares exceeded the 30% threshold amount set forth in the Company’s Amended and Restated Memorandum and Articles of Association.  The Company also announced that it would begin liquidating its trust account established for the benefit of its public shareholders as soon as practicable.  A copy of the press release is appended hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press release dated January 29, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 4, 2010	OVERTURE ACQUISITION CORP.

	By:	/s/ Marc J. Blazer
Name: Marc J. Blazer
Title: President

Exhibit Index
99.1           Press release dated January 29, 2010